UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): October 13, 2020

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 13, 2020 (the “Closing Date”), Enova International. Inc. (“Enova”) completed its previously announced acquisition of On Deck Capital, Inc. (“OnDeck”) pursuant to the Agreement and Plan of Merger dated as of July 28, 2020 by and among Enova, OnDeck and Energy Merger Sub, Inc., an indirect wholly owned subsidiary of Enova (“Merger Sub”), as amended (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into OnDeck, with OnDeck continuing as the surviving corporation and a wholly owned subsidiary of Enova (the “Merger”).

As of the effective time of the Merger (the “Effective Time”), each issued and outstanding share of OnDeck common stock (other than any shares of OnDeck common stock owned by OnDeck, Enova, Merger Sub or any other direct or indirect wholly owned subsidiary of Enova, or any shares of OnDeck common stock as to which appraisal rights have been properly exercised in accordance with Delaware law), was cancelled and converted into the right to receive (i) 0.092 of a share of common stock of Enova, (ii) $0.12 in cash (without interest) and (iii) cash (without interest) for any fractional shares of Enova common stock (such consideration in clauses (i) through (iii), collectively, the “Merger Consideration”). The aggregate transaction consideration was approximately $122 million in cash and shares of Enova common stock.

At the Effective Time, each outstanding OnDeck option to acquire shares of OnDeck common stock (each, an “Option”) with an exercise price less than Merger Consideration Cash Value (as defined in the Merger Agreement) converted into the right to receive an amount in cash as calculated per the terms of the Merger Agreement. Each outstanding Option with an exercise price equal to or greater than the Merger Consideration Cash Value (as defined in the Merger Agreement) was forfeited and cancelled without any consideration paid.

In addition, at the Effective Time, (i) each outstanding OnDeck award of restricted stock units held by an employee of OnDeck or any subsidiary of OnDeck, including certain awards of performance-vested units that remained subject only to service-vesting conditions, was assumed and converted automatically into a time-vesting restricted stock unit award that, subject to later vesting thereof, will be settled for a number of shares of Enova common stock as calculated per the terms of the Merger Agreement; (ii) each outstanding OnDeck award of restricted stock units held by OnDeck non-employee directors (each, a “Director RSU”) automatically became vested in full and converted into the right to receive the Merger Consideration with respect to each share of OnDeck common stock underlying the Director RSU; and (iii) each outstanding OnDeck award of performance-vesting restricted stock units for which performance was deemed to be, or determined by the OnDeck board of directors to be, at least threshold performance became vested based on the level of achievement deemed or determined and were converted into the right to receive shares of Enova common stock as calculated per the terms of the Merger Agreement.

With respect to each performance-vesting restricted unit payable in cash (each, a “Performance Unit Award”) for which threshold performance had not been achieved, as determined by the OnDeck board of directors, such Performance Unit Awards were, at the Effective Time, forfeited and cancelled without any consideration paid. To the extent achievement was determined to be at least threshold performance for any Performance Unit Award, such Performance Unit Award vested based on the level of performance achieved and was converted as of the Effective Time into the right to receive an amount in cash as calculated per the terms of the Merger Agreement, provided that, any Performance Unit Award granted in 2019, to the extent it remained outstanding immediately prior to the Effective Time, was assumed and converted into a time-vesting restricted cash unit award that, subject to later vesting or acceleration thereof, will be settled for an amount of cash as determined per the terms of the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE

On October 13, 2020, Enova issued a press release announcing the consummation of the Merger. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The information required by this item was previously reported in Enova’s Registration Statement on Form S-4 (File No. 333-248400) originally filed with the Securities and Exchange Commission (the “Commission”) on August 25, 2020 and subsequently declared effective by the SEC on September 8, 2020 (the “Form S-4”) and, accordingly, is not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b)	Pro Forma Financial Information.

The information required by this item was previously reported in the Form S-4 and, accordingly, is not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, by and among Enova, Merger Sub and OnDeck, dated as of July 28, 2020, and Amendment thereto, dated as of September 18, 2020.

99.1	Press release dated October 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: October 13, 2020	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary

3